Semiannual Report

Dividend
Growth
Fund

June 30, 1999

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------
Dividend Growth Fund

o The U.S. stock market extended its advance as equity investors focused on the strong economy and largely ignored rising interest rates.

o Leadership rotated from a narrow group of growth stocks to cyclical stocks and smaller-cap issues. Technology remained strong.

o The fund's return for the six months was modest and lagged benchmarks, as the stocks we focus on did not participate fully in the rise.

o The consumer and financial sectors accounted for about 43% of fund assets on June 30.

o We would not be surprised to see stock market gains moderate in the near term, but we remain risk-conscious in seeking quality companies with prospects for rising dividends.


Fellow Shareholders

Driven by the continued strong U.S. economy and largely ignoring a rise in interest rates, stocks advanced strongly in the first half of 1999. The S&P 500 Stock Index rose an impressive 12.38%, following four consecutive years of returns in excess of 20%. The fund made progress, but stocks of many companies in which we invest continued to lag.

Performance Review

     The market environment was mixed in relation to your fund's investment focus, which is on companies that generate steady and sustainable earnings, cash flow, and dividend growth.

     During the six-month period, leadership moved from growth stocks to cyclical, value-oriented stocks. First quarter returns were notable for the continued strong performance of technology stocks, in particular the explosive price increases of anything related to the Internet. As we moved into the second quarter, the U.S. economy's remarkable strength and brighter prospects for global growth gave investors the confidence to move into cyclical companies, which took up the leadership baton.

Performance Comparison

Periods Ended 6/30/99              6 Months         12 Months
--------------------------------------------------------------------------------

Dividend Growth Fund                  4.93%            10.20%

S&P 500                              12.38             22.76

Lipper Growth & Income
Funds Average                        10.93             14.48

     Neither the first nor second quarter environment was overly friendly to our strategy of seeking companies with increasing dividends, although the change in market leadership in the second quarter was beneficial on balance. The narrowness of the first quarter advance (high P/E, high-growth stocks) made it difficult for your fund to keep pace, as most Internet companies do not make a profit, much less pay a dividend. And in the second quarter, many of the highly cyclical shares that drove market performance do not have the consistency of growth in earnings and dividends that we like to see in our investments. The fund's performance improved sharply in the second quarter with a three-month return of 8.08% that exceeded the 7.05% rise of the S&P 500. While returns over the past year were somewhat off the fund's long-term pace, we believe our strategy will continue to be rewarding over time. From inception at year-end 1992 through June 30, 1999, the fund's average annual return was 19.49%, as shown in the table on page 8, and three- and five-year average annual returns were even higher.

     Our best performer was AlliedSignal, a well-managed, diversified industrial company with a long track record of mid-teens earnings and dividend growth. The company's pending merger with Honeywell will create an organization with $25 billion in revenues and significant growth and cost reduction opportunities. Hewlett-Packard was also a top contributor as business fundamentals continue to demonstrate strength and the company pursues the separation of its test and measurement business from its other businesses. Other top contributors included Omnicom, the largest advertising and marketing services company in the world, and Citigroup, a global financial services giant.

     Performance was hurt by a number of factors. Our Bermuda-based insurance holdings, XL Capital, ACE Limited, and PartnerRe Holdings, were poor first half performers as the industry's pricing environment remained difficult. While disappointed with their performance, we like their attractive valuations in an expensive market (price/earnings ratios of 10X to 11X) and above-market yields, and there are signs of a bottoming in the property/casualty and reinsurance pricing trends. Reduced earnings expectations at Rentokil Group, a U.K.-based international services company, hurt performance as did poor market sentiment for our one tobacco holding, Philip Morris. REITs, which make up 10% of the portfolio, bounced nicely from their lows in March but still lagged the market year to date. We remain comfortable with our holdings given their share price levels at or near net asset values and their robust cash flows and dividend growth.

Information on Year-End Distributions
--------------------------------------------------------------------------------

     To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site-www.troweprice.com.

     We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts.

     If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

     If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.


PORTFOLIO CHANGES

     During the first half of the year we added a number of new companies to the portfolio. We opportunistically boosted our exposure to the consumer sector with the addition of quality growth companies including NIKE, Family Dollar Stores, CVS, and Royal Caribbean Cruises. NIKE had declined from nearly $80 to $40 over an 18-month time period on weakness in its global footwear and apparel businesses. We took a position when we believed the business was bottoming, inventories around the world were declining, and its order flow was beginning to improve. Family Dollar, a self-service discount retail store chain with operations in 39 states, is growing earnings in excess of 20%, has increased its dividend for 22 consecutive years, and has a debt-free balance sheet. We bought the stock when it sold off on concerns over a competitor's performance. CVS and Royal Caribbean, companies in industries we find attractive, were both purchased when their prices dipped, creating a favorable risk/return trade-off.

     Two portfolio additions during the first half, Raychem and Mercantile Bancorporation, were acquired and generated almost immediate satisfaction. Raychem, a diversified manufacturer of electronic components, had operating troubles that caused its stock to fall. Its strong portfolio of assets was soon recognized by Tyco International, which offered a nice premium for the company. Mercantile Bancorporation, a regional bank based in St. Louis, was added due to its attractive valuation and solid business prospects. We also believed it could attract one of several aggressive acquirers in view of its Midwest franchise. This, in fact, happened when Firstar, a rapidly growing banking company based in Milwaukee, made a bid for Mercantile to solidify its leading position in the nation's heartland. While we do not invest in companies solely on the possibility of a takeover, our valuation discipline often leads us to companies subsequently attractive to corporate acquirers.


SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------

Consumer                                             25
Financial                                            18
Business Services and Transportation                 11
REITS                                                10
Utilities                                             6
Energy                                                6
Other                                                14
Reserves                                             10

Based on net assets as of 6/30/99.

     Eliminations from the portfolio (apart from mergers or acquisitions) are generally based upon deteriorating fundamentals or excessive valuation. We ask ourselves every day if the reasons we bought a stock are still valid. Three very good sales during the period included First Union, McKessonHBOC, and Waste Management. Each company ran into problems following a merger or acquisition, resulting in serious price declines. While the fund took a small hit on First Union (although it declined further after the sale), we sold McKesson and Waste Management early enough to avoid losses. The worst situation was McKessonHBOC, where accounting irregularities surfaced at the HBOC division following the merger with McKesson. In the case of First Union and Waste Management, integrating an acquired company was a more daunting task than their managements had anticipated, and earnings expectations were lowered.


SUMMARY AND OUTLOOK

     We would not be surprised to see more modest returns from market averages for the balance of the year. The stock market advance in the first half of 1999 was unusual in that it came in the face of rising interest rates and historically high valuations. We remain conscious of risk, and will continue to seek quality companies with prospects for above- average earnings and dividend growth. Over time, we believe these companies will continue to earn rising share prices.

     We would like to take this opportunity to introduce Tom Huber to you. Tom has been a significant contributor to the fund's management team for several years as a member of its Investment Advisory Committee. He has agreed to take on an expanded role as executive vice president of the fund and will focus on dividend growth companies. We're excited to have him aboard and confident he will add real value to future performance.

     Thank you for your continuing support.

     Respectfully submitted,

     William J. Stromberg
     President and Chairman of the Investment Advisory Committee

     Thomas J. Huber
     Executive Vice President

     July 23, 1999


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/99

Ten Largest Purchases
--------------------------------------------------------------------------------

Family Dollar Stores*
Raychem*
Amerada Hess
ServiceMaster
Mercantile Bancorporation*
Warner-Lambert*
NIKE*
Computer Associates
Cardinal Health*
Bank of New York

Ten Largest Sales
--------------------------------------------------------------------------------

First Union**
Waste Management**
Norfolk Southern**
McKessonHBOC**
Computer Associates**
Erie Indemnity**
SBC Communications
Rite Aid**
Anheuser-Busch**
Amerada Hess

 *  Position added
**  Position eliminated


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                   6/30/99
--------------------------------------------------------------------------------

Bristol-Myers Squibb                                                  2.0%

Galileo International                                                 2.0

Hewlett-Packard                                                       1.9

AlliedSignal                                                          1.8

Mobil                                                                 1.8
--------------------------------------------------------------------------------

Wells Fargo                                                           1.7

Fannie Mae                                                            1.6

BP Amoco                                                              1.6

XL Capital                                                            1.6

SBC Communications                                                    1.5
--------------------------------------------------------------------------------

ProLogis Trust                                                        1.5

ALLTEL                                                                1.5

Waddell & Reed                                                        1.4

Omnicom                                                               1.4

Philip Morris                                                         1.4
--------------------------------------------------------------------------------

Reckson Associates Realty                                             1.4

Citigroup                                                             1.3

ACE Limited                                                           1.2

Great Lakes Chemical                                                  1.1

GTE                                                                   1.1
--------------------------------------------------------------------------------

American Home Products                                                1.1

Raychem                                                               1.1

Johnson & Johnson                                                     1.1

Mellon Bank                                                           1.1

Royal Dutch Petroleum                                                 1.1
--------------------------------------------------------------------------------

Total                                                                36.3%

Note: Table excludes reserves.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
As of 6/30/99

                           S&P 500                  Dividend Growth
                           Index                    Fund

12/30/92                   10.000                   10.000
6/93                       10.414                   11.001
6/94                       10.560                   11.680
6/95                       13.313                   13.952
6/96                       16.775                   17.410
6/97                       22.595                   23.216
6/98                       29.411                   28.860
6/99                       36.104                   31.803


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
Periods Ended 6/30/99     1 Year    3 Years    5 Years    Inception         Date
--------------------------------------------------------------------------------

Dividend Growth Fund      10.20%     22.24%     22.18%       19.49%     12/30/92

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      6/30/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94

NET ASSET VALUE
Beginning of period    $22.01    $20.13    $16.37    $13.81    $11.04   $11.48

Investment activities
  Net investment
  income                 0.21      0.46      0.44      0.35      0.36*    0.35*
  Net realized and
  unrealized gain
  (loss)                 0.86      2.51      4.51      3.08      3.08    (0.11)

  Total from
  investment
  activities             1.07      2.97      4.95      3.43      3.44     0.24

Distributions
  Net investment
  income                (0.20)    (0.46)    (0.44)    (0.36)    (0.36)   (0.34)
  Net realized
  gain                  (0.11)    (0.63)    (0.75)    (0.51)    (0.31)   (0.34)

  Total
  distributions         (0.31)    (1.09)    (1.19)    (0.87)    (0.67)   (0.68)

NET ASSET VALUE
End of period        $  22.77  $  22.01  $  20.13  $  16.37    $13.81  $ 11.04
                     -----------------------------------------------------------

Ratios/Supplemental Data

Total return#           4.93%    15.04%    30.77%    25.36%   31.75%*    2.16%

Ratio of total
expenses to
average net assets      0.78%!    0.77%     0.80%     1.10%    1.10%*    1.10%*

Ratio of net investment
income to average
net assets              1.93%!    2.26%     2.42%     2.53%    2.92%*    3.11%*

Portfolio
turnover rate           36.7%!    37.3%     39.1%     43.1%    56.1%     71.4%

Net assets,
end of period
(in millions)        $  1,333  $  1,338  $    747  $    209  $     85  $    54

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/94 and a 1.10% voluntary expense limitation in effect through 12/31/96.
!    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1999

Statement of Net Assets                              Shares/Par         Value
--------------------------------------------------------------------------------
                                                            In thousands

Common Stocks  84.7%

FINANCIAL  17.5%

Bank and Trust  7.1%

Bank of America                                         150,000   $   10,997

Bank of New York                                        390,000       14,308

Bank One                                                200,000       11,913

Huntington Bancshares                                   120,000        4,200

Mellon Bank                                             400,000       14,550

Mercantile Bancorporation                               170,000        9,711

U.S. Bancorp                                            200,000        6,800

Wells Fargo                                             530,000       22,657

                                                                      95,136

Insurance  4.1%

ACE Limited                                             550,000       15,537

Marsh & McLennan                                         50,000        3,775

PartnerRe Holdings                                      380,000       14,203

XL Capital (Class A)                                    370,000       20,905

                                                                      54,420

Financial Services  6.3%

Associates First Capital (Class A)                      300,000       13,294

Citigroup                                               375,000       17,813

Fannie Mae                                              320,000       21,880

Freddie Mac                                             210,000       12,180

Waddell & Reed Financial (Class A)                       90,000        2,469

Waddell & Reed Financial (Class B)                      615,000       16,605

                                                                      84,241

Total Financial                                                      233,797


UTILITIES  5.6%

Telephone Services  4.2%

ALLTEL                                                  280,000       20,020

GTE                                                     200,000       15,150

SBC Communications                                      350,000       20,300

                                                                      55,470

Electric Utilities  1.4%

DQE                                                     300,000   $   12,037

Teco Energy                                             300,000        6,825

                                                                      18,862

Total Utilities                                                       74,332


CONSUMER NONDURABLES  17.2%

Cosmetics  0.5%

International Flavors & Fragrances                      140,000        6,213

                                                                       6,213

Beverages  0.9%

PepsiCo                                                 320,000       12,380

                                                                      12,380

Food Processing  1.9%

General Mills                                            70,000        5,626

McCormick                                               249,700        7,881

Sara Lee                                                500,000       11,344

                                                                      24,851

Hospital Supplies/Hospital Management  0.9%

Abbott Laboratories                                     270,000       12,285

                                                                      12,285

Pharmaceuticals  6.7%

American Home Products                                  260,000       14,950

Bristol-Myers Squibb                                    380,000       26,766

Johnson & Johnson                                       150,000       14,700

Merck                                                   110,000        8,140

Pfizer                                                   70,000        7,683

Schering-Plough                                         180,000        9,540

Warner-Lambert                                          120,000        8,325

                                                                      90,104

Miscellaneous Consumer Products  5.9%

Colgate-Palmolive                                        70,000        6,913

Hasbro                                                  330,000        9,219

Newell Rubbermaid                                       225,000       10,462

NIKE (Class B)                                          140,000        8,864

Philip Morris                                           450,000       18,084

Stanley Works                                           250,000        8,047

Sysco                                                   180,000   $    5,366

Tomkins (GBP)                                         2,500,000       10,837

Tomkins ADR                                              50,017          913

                                                                      78,705

Health Care Services  0.4%

IMS Health                                              160,000        5,000

                                                                       5,000

Total Consumer Nondurables                                           229,538



CONSUMER SERVICES  5.1%

General Merchandisers  1.7%

Dayton Hudson                                            10,000          650

Family Dollar Stores                                    490,000       11,760

Warnaco Group (Class A)                                 400,000       10,700

                                                                      23,110

Specialty Merchandisers  1.6%

Albertson's                                             261,450       13,481

CVS                                                     145,000        7,359

                                                                      20,840

Entertainment and Leisure  0.9%

Carnival (Class A)                                      100,000        4,850

Disney                                                   60,000        1,849

Royal Caribbean Cruises                                 130,000        5,687

                                                                      12,386

Media and Communications  0.9%

Tribune                                                 140,000       12,198

                                                                      12,198

Total Consumer Services                                               68,534



CONSUMER CYCLICALS  11.9%

Automobiles and Related  0.4%

Genuine Parts                                           160,000        5,600

                                                                       5,600

Building and Real Estate  9.8%

Archstone Communities Trust, REIT                       550,000       12,066

Arden Realty, REIT                                      330,000        8,126

Chelsea GCA, REIT                                       220,000        8,167

Cousins Properties, REIT                                250,000        8,453

Crescent Real Estate Equities, REIT                     500,000   $   11,875

Manufactured Home Communities, REIT                     380,000        9,880

Nationwide Health Properties, REIT                      240,000        4,575

Prologis Trust, REIT                                  1,000,000       20,250

Reckson Associates Realty (Series A), REIT              330,000        7,507

Reckson Associates Realty, REIT                         450,000       10,575

Starwood Hotels & Resorts, REIT                         380,000       11,614

Vornado Realty Trust, REIT                              200,000        7,063

Weeks, REIT                                             330,000       10,065

                                                                     130,216

Miscellaneous Consumer Durables  1.7%

Masco                                                   470,000       13,571

Valspar                                                 250,000        9,500

                                                                      23,071

Total Consumer Cyclicals                                             158,887



TECHNOLOGY  4.9%

Electronic Components  0.7%

Analogic                                                200,000        6,219

Linear Technology                                        40,000        2,692

                                                                       8,911

Electronic Systems  1.9%

Hewlett-Packard                                         250,000       25,125

                                                                      25,125

Aerospace and Defense  2.3%

AlliedSignal                                            380,000       23,940

Raytheon (Class B)                                      100,000        7,038

                                                                      30,978

Total Technology                                                      65,014



CAPITAL EQUIPMENT  2.0%

Electrical Equipment  1.0%

GE                                                       60,000        6,780

Hubbell (Class B)                                       140,000        6,353

                                                                      13,133

Machinery  1.0%

Danaher                                                  10,000   $      581

Teleflex                                                300,000       13,031

                                                                      13,612

Total Capital Equipment                                               26,745


BUSINESS SERVICES AND

TRANSPORTATION  10.6%

Computer Service and Software  3.4%

Automatic Data Processing                               160,000        7,040

Galileo International                                   500,000       26,719

Networks Associates *                                 5,000,000        1,508

Reynolds & Reynolds                                     400,000        9,325

                                                                      44,592

Distribution Services  1.3%

Cardinal Health                                         110,000        7,054

Richfood Holdings                                       600,000       10,575

                                                                      17,629

Environmental  0.7%

Rentokil Group (GBP)                                  2,500,000        9,694

                                                                       9,694

Transportation Services  0.8%

C.H. Robinson Worldwide                                 300,000       10,987

                                                                      10,987

Miscellaneous Business Services  4.4%

Equifax                                                 190,000        6,781

H&R Block                                               250,000       12,500

Omnicom                                                 230,000       18,400

RPM                                                     450,000        6,384

ServiceMaster                                           750,000       14,062

                                                                      58,127

Total Business Services and Transportation                           141,029


ENERGY  5.9%

Integrated Petroleum - Domestic  0.7%

Amerada Hess                                            160,000        9,520

                                                                       9,520

Integrated Petroleum - International  5.2%

BP Amoco ADR                                            200,000   $   21,700

Chevron                                                 100,000        9,519

Mobil                                                   240,000       23,760

Royal Dutch Petroleum ADR                               240,000       14,460

                                                                      69,439

Total Energy      78,959



PROCESS INDUSTRIES  2.9%

Specialty Chemicals  2.3%

Great Lakes Chemical                                    330,000       15,201

Raychem                                                 400,000       14,800

                                                                      30,001

Paper and Paper Products  0.6%

Kimberly-Clark                                          150,000        8,550

                                                                       8,550

Total Process Industries                                              38,551


EDUCATION  0.3%

Education  0.3%

Wolters Kluwer (EUR)                                     80,000        3,183

Total Education                                                        3,183

Total Miscellaneous Common Stocks  0.8%                               10,187

Total Common Stocks (Cost  $882,843)                               1,128,756

Preferred Stocks  0.2%

Cleveland Electric (Series L),
  $1.88 Adj                                              22,560        2,262

Cleveland Electric (Series R), 8.80%                        320          342

Total Preferred Stocks (Cost  $1,906)                                  2,604

Convertible Bonds  1.3%

Loews, Sub. Notes,
  3.125%, 9/15/07                                   $10,000,000        8,043

Security Capital U. S. Realty, (144a),
  2.50%, 5/22/03                                     12,000,000        9,232

Total Convertible Bonds (Cost  $18,323)                               17,275

U.S. Government Obligations  3.7%

U.S. Treasury Notes
    5.375%, 2/15/01                                   7,000,000   $    6,988

    5.625%, 5/15/01 - 2/15/06                         5,500,000        5,502

    5.75%, 11/15/00 - 8/15/03                        17,400,000       17,467

    5.875%, 11/15/99 - 9/30/02                        8,500,000        8,535

    6.00%, 8/15/99 - 8/15/00                          4,700,000        4,728

    6.125%, 12/31/01                                  1,500,000        1,517

    6.25%, 10/31/01 - 2/28/02                         1,400,000        1,421

    6.50%, 5/31/01 - 5/31/02                          2,500,000        2,554

    6.625%, 5/15/07                                   1,000,000        1,042

Total U.S. Government Obligations (Cost $49,511)                      49,754

Short-Term Investments  10.1%

Money Market Funds  10.1%

Reserve Investment Fund, 5.05% #                    134,389,313      134,389

Total Short-Term Investments (Cost  $134,389)                        134,389


Total Investments in Securities

100.0% of Net Assets (Cost $1,086,972)                            $1,332,778

Other Assets Less Liabilities                                            298

NET ASSETS                                                        $1,333,076
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $      457

Accumulated net realized gain/loss -
net of distributions                                                  25,077

Net unrealized gain (loss)                                           245,806

Paid-in-capital applicable to 58,544,936
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                       1,061,736

NET ASSETS                                                        $1,333,076
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    22.77
                                                                  ----------

   #   Seven-day yield
   *   Non-income producing
 ADR   American Depository Receipt
REIT   Real Estate Investment Trust
144a   Security was purchased pursuant to Rule 144a under the Securities
       Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 0.7% of net assets.
 EUR   Euro
 GBP   British sterling

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/99

Investment Income

Income
  Dividend                                                         $  12,326
  Interest                                                             5,341

  Total income                                                        17,667

Expenses

  Investment management                                                3,382
  Shareholder servicing                                                1,440
  Prospectus and shareholder reports                                     115
  Custody and accounting                                                  76
  Registration                                                            63
  Legal and audit                                                          6
  Directors                                                                5
  Miscellaneous                                                            8

  Total expenses                                                       5,095
  Expenses paid indirectly                                                (4)

  Net expenses                                                         5,091

Net investment income                                                 12,576

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          24,725
  Foreign currency transactions                                          (10)

  Net realized gain (loss)                                            24,715

Change in net unrealized gain or loss on securities                   26,072

Net realized and unrealized gain (loss)                               50,787

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  63,363
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/99             12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $     12,576         $     23,756
  Net realized gain (loss)                          24,715               35,825
  Change in net unrealized gain or loss             26,072               88,719

  Increase (decrease) in net
  assets from operations                            63,363              148,300

Distributions to shareholders
  Net investment income                            (11,873)             (24,002)
  Net realized gain                                 (6,691)             (34,922)

  Decrease in net assets from distributions        (18,564)             (58,924)

Capital share transactions*
  Shares sold                                      297,157              831,901
  Distributions reinvested                          17,525               55,832
  Shares redeemed                                 (364,132)            (387,431)

  Increase (decrease) in net
  assets from capital
  share transactions                               (49,450)             500,302

Net equalization                                      --                  1,138

Net Assets

Increase (decrease) during period                   (4,651)             590,816
Beginning of period                              1,337,727              746,911

End of period                                 $  1,333,076         $  1,337,727
                                              ---------------------------------

*Share information
  Shares sold                                       13,729               39,472
  Distributions reinvested                             805                2,625
  Shares redeemed                                  (16,756)             (18,426)

  Increase (decrease)
  in shares outstanding                             (2,222)              23,671

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 30, 1992.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges. Effective January 1, 1999, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $217,240,000 and $276,771,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,086,972,000. Net unrealized gain aggregated $245,806,000 at period-end, of which $262,425,000 related to appreciated investments and $16,619,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $561,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,154,000 for the six months ended June 30, 1999, of which $249,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $3,192,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended June 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $1,038,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------

Retirement Plans and Resources

     We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees.
     T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

     IRAs AND QUALIFIED PLANS

     Traditional IRA
     Roth IRA
     Rollover IRA
     SEP-IRA
     SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
     401(k)
     403(b)
     457 Deferred Compensation

     RETIREMENT RESOURCES AT T. ROWE PRICE

     Planning and Informational Guides
     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Investment Kits

     The IRA Investing Kit
     Roth IRA Conversion Kit
     Rollover IRA Kit
     The T. Rowe Price SIMPLE IRA Plan Kit
     The T. Rowe Price SEP-IRA Plan
     The Simplified Keogh Plan(registered trademark) From
     T. Rowe Price
     The T. Rowe Price 401(k) Century Plan(registered trademark)
     (for small businesses)
     Money Purchase Pension/Profit Sharing Plan Kit

     Investing for Retirement in Your 403(b) Account
     The T. Rowe Price No-Load Variable Annuity Information Kit

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

     Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized
for distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         F58-051  6/30/99